UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2025 (April 22, 2025)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On April 22, 2025, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Standard Time, to discuss results of operations for the quarter ended March 31, 2025. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
During the conference call, management referred to non-Generally Accepted Accounting Principles ("US GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-US GAAP financial measures referred to during the conference call and the most directly comparable US GAAP-based financial measures.

	Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands)	2025	2024	2024

Efficiency ratio:
Total non-interest expense	$70,787	$70,503	$68,465
Less: amortization of other intangible assets	2,213	2,800	2,788
Adjusted total non-interest expense	68,574	67,703	65,677

Total non-interest income	27,099	25,089	25,779
Less: net loss on investment securities	(2)	12	(1)
Less: net loss on asset disposals and other transactions	(361)	(1,746)	(341)
Total non-interest income, excluding net gains and losses	27,462	26,823	26,121

Net interest income	85,255	86,536	86,640
Add: fully tax-equivalent adjustment (a)	283	286	354
Net interest income on a fully tax-equivalent basis	85,538	86,822	86,994

Adjusted revenue	$113,000	$113,645	$113,115

Efficiency ratio	60.68%	59.57%	58.06%
(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

	At or For the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands, except per share data)	2025	2024	2024	2024	2024

Tangible equity:
Total stockholders' equity	$1,137,821	$1,111,590	$1,124,972	$1,077,833	$1,062,002
Less: goodwill and other intangible assets	400,099	402,422	403,922	406,417	409,285
Tangible equity	$737,722	$709,168	$721,050	$671,416	$652,717

Tangible assets:
Total assets	$9,246,000	$9,254,247	$9,140,471	$9,226,461	$9,270,774
Less: goodwill and other intangible assets	400,099	402,422	403,922	406,417	409,285
Tangible assets	$8,845,901	$8,851,825	$8,736,549	$8,820,044	$8,861,489

Tangible book value per common share:
Tangible equity	$737,722	$709,168	$721,050	$671,416	$652,717
Common shares outstanding	35,669,100	35,563,590	35,538,607	35,498,977	35,486,234

Tangible book value per common share	$20.68	$19.94	$20.29	$18.91	$18.39

Tangible equity to tangible assets ratio:
Tangible equity	$737,722	$709,168	$721,050	$671,416	$652,717
Tangible assets	$8,845,901	$8,851,825	$8,736,549	$8,820,044	$8,861,489

Tangible equity to tangible assets	8.34%	8.01%	8.25%	7.61%	7.37%

	Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands)	2025	2024	2024

Pre-provision net revenue:
Income before income taxes	$31,377	$34,855	$37,852
Add: provision for credit losses	10,190	6,267	6,102
Add: net loss on OREO	—	1,228	—
Add: net loss on investment securities	2	—	1
Add: net loss on other assets	330	458	309
Add: net loss on other transactions	51	60	32
Less: gain on OREO	20	—	—
Less: net gain on investment securities	—	12	—
Pre-provision net revenue	$41,930	$42,856	$44,296

	Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands)	2025	2025	2024

Annualized net income adjusted for non-core items:
Net income	$24,336	$26,930	$29,584
Add: net loss on investment securities	2	—	1
Less: tax effect of net loss on investment securities (a)	—	—	—
Less: net gain on investment securities	—	12	—
Add: tax effect of net gain on investment securities (a)	—	3	—
Add: net loss on asset disposals and other transactions	361	1,746	341
Less: tax effect of net loss on asset disposals and other transactions (a)	76	367	72
Add: acquisition-related expenses	—	1,144	(84)
Less: tax effect of acquisition-related expenses (a)	—	240	(18)
Net income adjusted for non-core items	$24,623	$29,204	$29,788

Days in the period	90	92	91
Days in the year	365	366	366
Annualized net income	$98,696	$107,135	$118,986
Annualized net income adjusted for non-core items	$99,860	$116,181	$119,807
Return on average assets:
Annualized net income	$98,696	$107,135	$118,986
Total average assets	$9,195,467	$9,146,057	$9,021,651
Return on average assets	1.07%	1.17%	1.32%
Return on average assets adjusted for non-core items:
Annualized net income adjusted for non-core items	$99,860	$116,181	$119,807
Total average assets	$9,195,467	$9,146,057	$9,021,651
Return on average assets adjusted for non-core items	1.09%	1.27%	1.33%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

	For the Three Months Ended
	March 31,	December 31,	March 31,
(Dollars in thousands)	2025	2025	2024

Annualized net income excluding amortization of other intangible assets:
Net income	$24,336	$26,930	$29,584
Add: amortization of other intangible assets	2,213	2,800	2,788
Less: tax effect of amortization of other intangible assets (a)	465	588	585
Net income excluding amortization of other intangible assets	$26,084	$29,142	$31,787

Days in the period	90	92	91
Days in the year	365	366	366
Annualized net income	$98,696	$107,135	$118,986
Annualized net income excluding amortization of other intangible assets	$105,785	$115,934	$127,847

Average tangible equity:
Total average stockholders' equity	$1,122,860	$1,120,597	$1,052,781
Less: average goodwill and other intangible assets	401,344	402,930	410,719
Average tangible equity	$721,516	$717,667	$642,062

Return on average stockholders' equity ratio:
Annualized net income	$98,696	$107,135	$118,986
Average stockholders' equity	$1,122,860	$1,120,597	$1,052,781

Return on average stockholders' equity	8.79%	9.56%	11.30%

Return on average tangible equity ratio:
Annualized net income excluding amortization of other intangible assets	$105,785	$115,934	$127,847
Average tangible equity	$721,516	$717,667	$642,062

Return on average tangible equity	14.66%	16.15%	19.91%

(a) Tax effect is calculated using a 21% statutory federal corporate income tax rate.

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable

d) Exhibits
See Index to Exhibits below.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on April 22, 2025 to discuss results of operations for the quarter ended March 31, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	April 28, 2025	By:/s/	KATHRYN BAILEY
Kathryn Bailey

Executive Vice President, Chief Financial Officer and Treasurer